SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 3, 2003


                              GINSENG FOREST, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49738                86-1012155
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)              I.D. Number)

                           3812 North Gallatin Street
                               Mesa, Arizona 85215
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (480) 985-0749


                                       N/A
                ------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION

     On June 3, 2003, the Registrant announced it had entered into an Exchange Agreement ("Agreement") to acquire Carroll Shelby Licensing, Inc. and Shelby Automobiles, Inc. (the "Shelby Companies"), all as more fully described in
Exhibit 10.1 attached hereto.

     Under the terms of the Agreement, the Registrant will issue 9,087,866 shares of its common stock and a promissory note for $2,000,000 to the Shelby security holders in exchange for all of the outstanding securities of the Shelby Companies. Closing of the Agreement is subject to approval of the Agreement by the Board of Directors of both companies.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  10.1     Press Release of the Registrant
                  10.2     Share Exchange Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GINSENG FOREST, INC.
                                                    (Registrant)


                                           By: /s/ Harold W. Sciotto
                                               ---------------------------------
                                                   Harold W. Sciotto, President

Dated:  June 3, 2003